UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 13, 2020 (July 23, 2020)

iCoreConnect Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-52765	13-4182867
(Commission File Number)	(IRS Employer Identification No.

13506 Summerport Village Parkway #160, Windermere, FL	34786
(Address of Principal Executive Offices)	(Zip Code)

888-810-7706

(Registrant’s Telephone Number, Including Area Code)

___________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

2020 Annual Meeting of Stockholders:

The Board of Directors of iCoreConnect Inc., a Nevada corporation (the “Company”) has determined that, because of the passage of time and the occurrence of events beyond the control of the Company, it is in the best interests of the Company and its stockholders that the 2020 Annual Stockholders Meeting not be held on Friday, August 28, 2020 as previously planned and instead be held on Thursday, December 17, 2020 at 10:30 AM, Eastern Time, at the office of the Company, 3554 West Orange Country Club Drive, Suite 210, Winter Garden, Florida 34787, and that stockholders of record at the close of business on October 30, 2020 shall be entitled to notice of and to vote at such meeting and any adjournment(s), continuation(s), rescheduling(s) or postponement(s) thereof.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

iCORECONNECT INC.
(Registrant)

Dated: July 23, 2020	By:	/s/ Robert McDermott
Robert McDermott
President and Chief Executive Officer

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